© 2008 Mercury Computer Systems, Inc.
Mark Aslett, President & Chief Executive Officer
Bob Hult, SVP & Chief Financial Officer
Cowen and Company 29th Annual
Aerospace/Defense Conference
February 5, 2008
Exhibit 99.1

© 2008 Mercury Computer Systems, Inc.
www.mc.com

Forward-Looking Safe Harbor Statement
This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of
1995, including those relating to anticipated fiscal 2008 business performance and beyond. You can identify these statements by our use of the words "may," "will," "should," "plans," "expects," "anticipates," "continue," "estimate," "project," "intend," and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen weakness in the Company's markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs, the timing of such funding, changes in the U.S. Government's interpretation of federal procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, the inability to fully realize the expected benefits from acquisitions or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, and difficulties in retaining key customers. These risks and uncertainties also include such additional risk factors as are discussed in the Company's recent filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2007. The
Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides non-GAAP financial measures adjusted to exclude certain specified charges, which the Company believes are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP.
Management believes these non-GAAP financial measures assist in providing a more complete understanding of the Company's underlying operational results and trends, and management uses these measures, along with their corresponding GAAP financial measures, to manage the Company's business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial measures discussed in this presentation is contained in the
Company’s Second Quarter Fiscal Year 2008 earnings release, which can be found on our website at
www.mc.com/mediacenter/pressreleaseslist.aspx.

© 2008 Mercury Computer Systems, Inc.
www.mc.com

Oil and Gas
Telecommunications
Embedded Computing
Aerospace and Defense
Semi Industry
Life Sciences
Mercury at a Glance
Mercury offers more than 20 years’ experience in designing and delivering high-performance computing systems and software, for a broad range of image- and data-intensive applications, to customers around the world.

© 2008 Mercury Computer Systems, Inc.
www.mc.com

Mercury spans the entire signal processing chain
• Modular boards and
integrated systems
• Scalable multi core
architectures
• Robust software and tools
• Open-standard COTS to
custom solutions
• Ruggedized systems
• Comprehensive services
• Visualization software
From RF to Visualization

© 2008 Mercury Computer Systems, Inc.
www.mc.com

Why customers choose Mercury
• Significant and pioneering investments in specialized FPGA and multi core computing architectures and software
We maintain ongoing relationships with silicon providers that are unique
Significant multi computing R&D expenditures
The breadth and depth of our product line for specialized computing are unrivalled
• Our approach to technical problem-solving in the specialized computing arena is proven
Assessment of best silicon choices available
Thermal/Power evaluation
System-level architectural design
Application and algorithm performance optimization
• Our work on specialized computing-related problems typically results in significant business value for our customers:
Making their products better
Reducing their risk
Lowering their cost
Speeding time to market

© 2008 Mercury Computer Systems, Inc.
www.mc.com

Advanced Computing Solutions
ACS focuses on specialized,
high-performance computing
solutions that leverage
Mercury’s capabilities in
sensor computing,
computational acceleration,
and delivery of complex
system-level solutions.
Example Segments
• Aerospace and defense
• Semiconductor
• Telecommunications
• Medical imaging

© 2008 Mercury Computer Systems, Inc.
www.mc.com

Visage Imaging, Inc.
Mercury’s wholly owned
subsidiary focuses on the
development and
distribution of 3D
visualization and PACS
(picture archiving and
communications system)
solutions, and other 3D
software solutions in the
life sciences segment.

© 2008 Mercury Computer Systems, Inc.
www.mc.com

Visualization Sciences Group
VSG focuses on the development
and distribution of software
developer toolkits and 3D
application software for very-high
volume-rendering applications.
Example Segments
• Geosciences – Oil and Gas
• Engineering and manufacturing
• Material sciences
• Other industrial and
scientific domains

© 2008 Mercury Computer Systems, Inc. www.mc.com 9 9 Partial customer and partner list

© 2008 Mercury Computer Systems, Inc.
www.mc.com

FY07
MODULAR PRODS
& SERVICES
Computing
ADVANCED
SOLUTIONS
Computing
DEFENSE
Computing
COMMERCIAL
IMAGING & VIZ
Computing
Software
ADVANCED
COMPUTING
SOLUTIONS
VISAGE
IMAGING
VISUALIZATION
SCIENCES
GROUP
FY08

© 2008 Mercury Computer Systems, Inc.
www.mc.com

Strategy for Sustainable Growth
• Short Term: Improve operations and cash flow
Improve supply chain, manufacturing operations and shipment linearity
Increase turns
Simplify operations, cross-functional coordination
• Medium Term: Strengthen and grow core defense business
Focus and align organization and resources
Accelerate new product development
Reduce time to market
Improve market penetration
Expand opportunities with existing customer base
• Long Term: Improve strategic position
Increase software and services
Explore adjacencies around the Core – Mercury Federal
Target larger profit pools
Optimize the return from the company’s portfolio of businesses

© 2008 Mercury Computer Systems, Inc.
www.mc.com

Favorable Trends Driving Opportunities
• Data explosion in all markets
Driving need for new application-specific computing and solutions
• Industry rapidly shifting to multi core processing
Broader set of applications needing multicomputer solutions
• Move towards programmable solutions
Driving need for smaller and lower-power solutions that meet demanding environmental requirements
• Simulation replacing experimentation
Massive computing being deployed to replace trial and error
• Enterprise wide 3D and 4D visualization
Need for scalable thin client visualization solutions
• Rapidly changing technology landscape
Unique expertise required to keep an application on the leading edge

© 2008 Mercury Computer Systems, Inc.
www.mc.com

Why Mercury Wins
• Strong brand, people and relationships
• We solve problems others can’t
• We make our customers’ products work better
• We do it faster and at lower cost

Financial Overview

© 2008 Mercury Computer Systems, Inc.
www.mc.com

• HQ in Chelmsford, MA
• Sales, support and R&D
centers in U.S., Europe and
Japan
• 737 employees worldwide
• Founded in 1981
• FY2007 revenues of $224
million
• NASDAQ: MRCY
FY07 (Ended June) Revenue Mix*
*FY07 business unit revenue re-cast is un-audited
Mercury Overview

© 2008 Mercury Computer Systems, Inc.
www.mc.com 16
Revenue ($M)
$86
$107
$141
$181
$150
$180
$186
$250
$236
$209-214*
$224
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008E
Revenue Follows Technology Cycles
Echotek – A/D-D/A
June Fiscal Year End
PowerPC
RACE++
MP-510
Cell BE
Processor
DSP/GPU / FPGA Processors
“Northstar” Ensemble
PowerStream 7000
TGS – 3D
Momentum - SBC
SoHard – PACS
ARC - RF
RapidIO
~ 10% CAGR
FY98 – FY08E
Nav3D - Avionics
Biotech
VXS/VPX
Microwave
- Tuner
PA Semi
* Per Company guidance range, January 23, 2008 earnings conference call

© 2008 Mercury Computer Systems, Inc.
www.mc.com 17
$23
$23
$30
$(16)
$(2)
$14 - $17
$(38)
$(21) - $(18)
$15
$57
$41
$42
(60)
(40)
(20)
-

60
80
2003 2004 2005 2006 2007 2008E*
EBITDAS
Net Income (GAAP)
EBITDAS Follows Revenue
* Per Company guidance range, January 23, 2008 earnings conference call
EBITDAS excludes the following charges from Net Income:
Interest Expense, Taxes, Depreciation and Amortization, and Stock-
Based Compensation
June Fiscal Year End
$(M)

© 2008 Mercury Computer Systems, Inc.
www.mc.com 18
Strong Balance Sheet
Historically strong
balance sheet
Net cash positive: $31M
Projected FY08 capex of
$6 million
Positive free cash flow in FY08
* 2% convertible senior notes offering due 2024
Quarter ended December 31, 2007
Cash and Equivalents $156
Total Current Assets $224
Total Assets $359
Total Debt $125
Total Liabilities $189
Stockholders’ Equity $170
*

© 2008 Mercury Computer Systems, Inc.
www.mc.com 19
Focus on Working Capital
• Supply chain transformation
Operational efficiencies
Manufacturing lead times
Cost of quality
Competitive advantage for
Mercury and customers
• Customer satisfaction
End-of-quarter shipment
skew
DSO target 50 days
Inventory Turns
4.9
6.9
5.4
4.6
4.1
3.8
7.5
2003 2004 2005 2006 2007 2008E Model
Days Sales Outstanding

50
2003 2004 2005 2006 2007 2008E Model

© 2008 Mercury Computer Systems, Inc.
www.mc.com 20
Non-GAAP
FY05 FY06 FY07
Guidance
FY08*
Timeless
Business
Model
Revenue
100% 100% 100% 100%
100%
Gross Margin
66% 62% 56% 60%
60+%
SG&A 29% 34% 36% 37% - 36% Mid 20%
R&D
20% 25% 26% 25% - 24%
High
Teens
Income from Operations 17% 3% (6%) (2)% - 0%
16-18%
Commitment to Timeless Business Model
* Per Company guidance range, January 23, 2008 earnings conference call
Approaching
model!
Costs
Reduced

© 2008 Mercury Computer Systems, Inc.
www.mc.com 21
1H Fiscal Year 2008 Summary
• First half revenue and EPS exceeded guidance
• Strong book-to-bill both quarters, 1.1 ending Q208
• Operating cash flow generation of $1.9 million for 1H08
• DSO: 74 days; Inventory Turns: 3.5
• Capital expenditures of $1.7 million for 1H08
Q1 Q2
Reported Guidance Reported Guidance
Revenue ($M) 49.2 $    48.0 $    52.6 $    51.0 $
EPS 0.09 $    (0.08) $   0.04 $    (0.05) $

© 2008 Mercury Computer Systems, Inc.
www.mc.com 22
Q3 Fiscal Year 2008 Guidance
• Impact of equity-based compensation costs related to FAS 123(R) of approximately $3.1M excluded from non-GAAP
• Acquisition-related amortization of approximately $1.8M excluded from non-GAAP
Notes:
1) Figures in millions, except percent and per share data
2) Company guidance, January 23, 2008 earnings conference call
Quarter Ending March 31, 2008
Revenues ($M) $53 - $55
      GAAP  Non-GAAP
Gross Margin 58% 58%
EPS $(0.28) - $(0.22) $(0.04) - $0.00

© 2008 Mercury Computer Systems, Inc.
www.mc.com 23
Fiscal Year 2008 Guidance
Fiscal Year Ending June 30, 2008
Revenues ($M) $209 - $214
      GAAP  Non-GAAP
Gross Margin 60% 60%
EPS $(0.96) - $(0.83) $0.08 - $0.17
Notes:
1) Figures in millions, except percent and per share data
2) Company guidance, January 23, 2008 earnings conference call
• Impact of equity-based compensation costs related to FAS 123(R)
of approximately $12.3M excluded from non-GAAP
• Acquisition-related amortization of approximately $7.2M excluded from non-GAAP
• Restructuring related costs of approximately $0.2M excluded from non-GAAP

© 2008 Mercury Computer Systems, Inc.
www.mc.com

Investment Highlights
• Mercury uniquely positioned to implement multi core,
multicomputer processing systems
• Strategic acquisitions starting to produce
• Recent cost reduction initiatives and a better alignment of internal resources will drive improved margins and new
business opportunities in the Core (Advanced Computing
Solutions)
• Developing applications for PACS / Radiology market using
advanced 3D imaging technology

© 2008 Mercury Computer Systems, Inc. www.mc.com 25 www.mc.com NASDAQ: MRCY

APPENDIX

© 2008 Mercury Computer Systems, Inc.
www.mc.com 27
GAAP to Non-GAAP Reconciliation
Q308 and FY08 Guidance Reconciliation*
Note: figures are rounded
* Per Company guidance range, January 23, 2008 earnings conference call
RECONCILIATION OF FORWARD-LOOKING GUIDANCE RANGE
Year ending June 30, 2008
RANGE
(Loss) Income Per Share - Diluted (Loss) Income Per Share - Diluted
GAAP expectation
(0.96) $                                         (0.83) $
Adjustment to exclude stock-based compensation
0.57                                              0.57
Adjustment to exclude amortization of acquired intangible assets
0.33                                              0.33
Adjustment to exclude restructuring
0.01                                              0.01
Adjustment for tax impact
0.13                                              0.09
Non-GAAP expectation
0.08 $                                           0.17 $
RECONCILIATION OF FORWARD-LOOKING GUIDANCE
Quarter ending March 31, 2008
Loss Per Share - Diluted (Loss) Income Per Share - Diluted
GAAP expectation
(0.28) $                                         (0.22) $
Adjustment to exclude stock-based compensation
0.14                                              0.14
Adjustment to exclude amortization of acquired intangible assets
0.08                                              0.08
Adjustment for tax impact
0.02                                              -
Non-GAAP expectation
(0.04) $                                         0.00 $

© 2008 Mercury Computer Systems, Inc.
www.mc.com 28
EBITDAS Reconciliation
Note: figures are rounded
* Per Company guidance range, January 23, 2008 earnings conference call
Range
$M                              Fiscal Year 2003 2004 2005 2006 2007 2008E* 2008E*
EBITDAS
42.0 $   40.9 $   57.0 $   14.7 $    (2.5) $   13.9 $   16.9 $
Stock Compensation
- - - 10.1 10.6 12.3 12.3
Interest Expense
0.9 1.4 4.2 4.1 4.2 3.4 3.4
Taxes 10.2 9.3 12.9 (0.9) 2.6 3.5 3.5
Depreciation & Amortization
8.2 7.3 9.7 17.6 18.0 15.5 15.5
Net Income
22.7 $   22.9 $   30.2 $   (16.2) $   (37.8) $ (20.8) $ (17.8) $